Investor Presentation – September 20240 Exhibit 99.1 September 2024 Investor Presentation

Investor Presentation – September 20241 Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Presentation – September 20242 Healthy Net Lease Portfolio1 • Stable Portfolio: 99.8% leased; same-store rent growth has averaged 1.4% over the last four quarters • Strong Coverage: Unit-level coverage of 3.7x with ~99% of ABR required to report unit-level P&Ls • De-Minimis Lease Expiration Risk: Only 4.1% of ABR (3.1x coverage) expiring through 2028 • Fungible & Diversified: Average asset size is $2.7mm; Top 10 tenants represent just 18.7% of ABR Well Positioned Balance Sheet And Liquidity • Balance Sheet Strength: Raised ~$158mm of common equity at $29.88 average price QTD in 3Q’24, all on forward basis. Fully drawn $450mm 5.5-year term loan facility (“2030 Term Loan”) fully swapped at all-in effective fixed rate of 4.9%. With the execution of the 2030 Term Loan, our capital needs have now been met for the year. • Investment Grade Balance Sheet: Asset base is 100% unencumbered with no secured debt • Low Leverage2: Proforma Net Debt / Annualized Adjusted EBITDAre of 3.8x at 2Q’24-end • Excellent Liquidity2: ~$1.1bn of pro forma liquidity • Well-Laddered Low-Cost Debt2: Weighted average debt maturity is 4.7 years, and weighted average interest rate is 4.1% Consistent & Disciplined External Growth • Investment Activity Remains Healthy at Attractive Cap Rates: Closed investments of ~$128mm in 3Q’24 to date3 and ~$187mm of investments under PSA or LOI4, with 3Q’24 expected cash yield of ~8.0% • Accretive Capital Recycling: With ~$11mm of dispositions closed in 3Q’24 to date3 at 7.4% cash yield and ~$28mm under PSA4 at 8.0% yield, we continue to selectively recycle capital at attractive prices 1. As of June 30, 2024. 2. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on June 30, 2024 and to reflect closing and draws of full amount available under 2030 Term Loan.. 3. Completed investments and dispositions from July 1, 2024 through September 5, 2024. Includes transaction costs. Amounts are preliminary and are subject to change. 4. As of September 5, 2024, we were party to purchase and sale agreements, letters of intent or similar agreements relating to potential investments and purchase and sale agreements relating to potential dispositions. There can be no assurance that these investments and dispositions will be completed. Business Update Continuing to Execute Our Business Plan

EPRT Board Meeting Management Presentation First Quarter Ended March 31, 2023 Investment Highlights

Investor Presentation – September 20244 Investment Highlights • Newly Assembled Portfolio of Net Lease Properties • Long Duration Leases with Strong Unit-Level Rent Coverage • Focused on Service-Oriented and Experience-Based Tenants • Fungible and Smaller-Scale Single-Tenant Properties • Differentiated, Disciplined and Proven Investment Strategy • Focused on Sale-Leasebacks with Middle-Market Companies • Balance Sheet Positioned to Fund External Growth Opportunities • Long-Term History of Maintaining Conservative Leverage Profile • Senior Management Team with Extensive Net Lease Experience • Demonstrated Record of Growing Public REITs to Significant Scale 1. As of June 30, 2024. 2. Average quarterly investment activity represents the trailing eight quarter average as of June 30, 2024. 3. Based on Cash ABR as of June 30, 2024. 4. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on June 30, 2024 and to reflect closing and draws of full amount available under 2030 Term Loan.. New Vintage Portfolio + External Growth Capacity = Compelling Investment Opportunity 14.1 Years Weighted Average Lease Term (WALT)1 3.7x Average Unit-Level Rent Coverage1 93% % of Total Cash ABR from Service & Experiential Tenants1 $2.7mm Average Investment per Property1 ~$265mm Average Quarterly Investment Level2 100% % of 2Q’24 Investments Originated Sale-Leaseback Structure3 3.8x Net Debt to Annualized Adjusted EBITDAre4 32% Gross Debt to Undepreciated Assets4 100+ Years Management’s Collective Net Lease Experience $5.7B Undepreciated Gross Assets1

Investor Presentation – September 20245 Focused Investment Strategy Based on Decades of Experience Investment Discipline Refined Over Multiple Decades Across Various Credit Cycles Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions - Middle-Market Tenants Small-Scale Fungible Net Leased Properties  E-commerce resistant  Profit centers essential to tenant’s operations  Customers must visit to receive service/experience  Longer lease term  Unit-level financial reporting  Contractual rent increases  Increases diversification  Deeper pool of potential buyers  Greater alternative uses Small-scale, fungible net leased properties • Greater re-let opportunities • More liquid for asset recycling Service-oriented and experience- based businesses • Strong performance in current economic environment • Improving operating efficiencies • Increasing store counts Middle-market businesses • Greater opportunity to be valued capital partner • Limited alternative capital sources • Attractive risk- adjusted returns

Investor Presentation – September 20246 Relationship Based Strategy – Capital Provider of Choice Actively Leveraging Our Relationships to Directly Originate New Investment Opportunities Relationship-Based Sourcing 1. Percentage of portfolio cash ABR as of June 30, 2024 that was acquired from parties who previously engaged in one or more transactions with a senior management team member. Exclusive of Initial Portfolio. 2. Percentage of portfolio cash ABR as of June 30, 2024 that was attributable to internally originated sale-leaseback transactions. Exclusive of Initial Portfolio. 3. Tenant count as of June 30, 2024, compared with June 30, 2018, 134 tenants at IPO. Repeat Business1 82% EPRT Originated Sale-Leaseback Transactions2 91% Tenant Relationships 41% Underwriting Methodology Industry View • Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant • Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability • Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation • Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants Our tenant roster stands at 395 today, up 195% since IPO; Average annual growth in new tenants of 20%

Portfolio Review

Investor Presentation – September 20248 New Vintage Portfolio Focused on Targeted Industries Disciplined Investing Focused on Service-Oriented and Experience-Based Businesses with Unit-Level Reporting 1. As of June 30, 2024 2. Includes 147 properties that secure mortgage loans receivable. 3. Exclusive of Initial Portfolio. 4. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights June 30, 2024 Tenant Industry Diversification1 • E-Commerce Resistant1: • Focus on 16 Industries: • Long WALT Limits Near-Term Cash Flow Erosion1: • Highly Transparent with No Legacy Issues1: Investment Properties (#)2 2,009 Square Footage (mm) 20.1 Tenants (#) 395 Industries (#) 16 States (#) 49 Weighted Average Remaining Lease Term (Years) 14.1 Master Leases (% of Cash ABR) 70.2% Sale-Leaseback (% of Cash ABR)3,4 91.2% Unit-Level Rent Coverage 3.7x Unit-Level Financial Reporting (% of Cash ABR) 98.9% Leased (%) 99.8% Top 10 Tenants (% of Cash ABR) 18.6% Average Investment Per Property ($mm) $2.7 93% of cash ABR comes from service-oriented and experience-based tenants Results in greater sector expertise and more efficient asset management 4.1% of our ABR expires through 2028 98.9% unit-level reporting; investment program started in June 2016 Car Washes 15.4% Early Childhood Education 12.1% Medical / Dental 10.5% Quick Service 10.2% Auto Service 8.0% Casual Dining 7.0% Equipment Rental and Sales 5.9% C-Stores 5.7% Other Services 2.4% Family Dining 1.6% Pet Care Services 1.5% Entertainment 7.4% Health and Fitness 4.5% Movie Theatres 1.1% Grocery 3.1% Home Furnishings 0.4% Other Industrial 2.3% Building Materials 0.9% Service 80.3%

Investor Presentation – September 20249 Top 10 Tenant Concentration Highly Diversified Portfolio by Tenant: Top 10 Tenants Represent less than 19% of Total Cash ABR1 Top 10 Tenants1 Diversification by Industry1 Top 10 Tenants1 Properties2 % of Cash ABR 61 4.7% 8 2.0% 32 1.7% 16 1.6% 25 1.5% 7 1.5% 28 1.5% 40 1.4% 10 1.4% 76 1.4% Top 10 Tenants 303 18.7% Total 2,004 100.0% Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt3 Rent Per SqFt3 Car Washes Service $ 63,430 15.4% 200 1,000,248 $ 64.06 Early Childhood Education Service 49,701 12.1% 213 2,226,911 22.32 Medical / Dental Service 43,207 10.5% 215 1,664,450 25.96 Quick Service Service 42,146 10.2% 437 1,159,771 36.71 Automotive Service Service 33,023 8.0% 246 1,678,172 19.68 Casual Dining Service 28,765 7.0% 127 874,540 32.89 Equipment Rental and Sales Service 24,133 5.9% 88 1,678,761 14.38 Convenience Stores Service 23,636 5.7% 159 608,208 39.86 Other Services Service 9,994 2.4% 50 651,588 15.34 Family Dining Service 6,608 1.6% 34 235,835 28.02 Pet Care Services Service 6,519 1.5% 39 305,034 22.37 Service Subtotal $ 331,162 80.3% 1,808 12,083,518 $ 27.52 Entertainment Experience 30,378 7.4% 54 1,781,247 17.05 Health and Fitness Experience 18,623 4.5% 42 1,475,273 13.06 Movie Theatres Experience 4,404 1.1% 6 293,206 15.02 Experience Subtotal $ 53,405 13.0% 102 3,549,726 $ 15.26 Grocery Retail 12,907 3.1% 34 1,582,830 8.15 Home Furnishings Retail 1,530 0.4% 3 176,809 8.65 Retail Subtotal $ 14,437 3.5% 37 1,759,639 $ 8.20 Other Industrial Industrial 9,238 2.3% 34 1,417,973 6.51 Building Materials Industrial 3,910 0.9% 23 1,257,017 3.11 Industrial Subtotal $ 13,148 3.2% 57 2,674,990 $ 4.92 Total $ 412,152 100.0% 2,004 20,067,873 $ 20.64 1. Represents tenant, guarantor or parent company. 2. Property count includes 147 properties that secure mortgage loans receivable and excludes five vacant properties. 3. Calculation excludes five vacant properties, properties with no annualized base rent and properties under construction.

Investor Presentation – September 202410 Diversified Portfolio – Our Tenants Identify the Location of Opportunities Geographical Diversity is an Output of our Strategy • Geographic Diversity1 ~78% of Total Cash ABR comes from Top 20 States (States with >2.0% of our total ABR) ~51% of Total Cash ABR comes from Sunbelt states, as our tenants increasingly seek to expand their businesses in higher-growth markets % of Total ABR1 0.1-0.9% 1.0-1.9% 2.0-2.9% 3.0-3.9% ≥ 4.0% 2.3% 2.3% 12.9% 3.3% 3.4% 2.7% 4.8% 2.9% 2.5% 3.3% 2.3% 5.4% 2.3% 4.0% 7.6%2.5% 6.5% 2.1% 2.0% 3.0% 1. As of June 30, 2024.

Investor Presentation – September 202411 Established and Proven Investment Platform Scalable Infrastructure – Consistent Investment Sourcing at Attractive Yields without Sacrificing Quality 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loans receivable collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 4Q’23 1Q’24 2Q’24 Number of Transactions 27 39 24 29 30 43 36 35 Property Count 40 115 57 78 65 93 79 83 Average Investment per Unit (in 000s) $3,750 $2,782 $3,401 $3,350 $2,812 $3,008 $2,767 $3,393 Cash Cap Rates2 7.1% 7.5% 7.6% 7.4% 7.6% 7.9% 8.1% 8.0% GAAP Cap Rates3 8.2% 8.8% 9.0% 8.7% 8.7% 9.1% 9.3% 9.1% Weighted Average Lease Escalation 1.6% 1.8% 2.0% 1.9% 2.0% 1.9% 1.9% 1.9% Master Lease %4,5 68% 90% 86% 57% 60% 72% 82% 76% Sale-Leaseback %4,6 89% 99% 100% 99% 100% 97% 100% 100% Existing Relationship %4 94% 95% 94% 66% 86% 96% 87% 82% % of Financial Reporting4 100% 100% 100% 100% 100% 100% 100% 100% Rent Coverage Ratio 4.4x 3.2x 3.3x 3.9x 3.3x 3.3x 2.7x 3.0x Lease Term Years 16.5 18.7 19.0 19.3 17.6 17.6 17.2 17.8 $195,454 $328,370 $207,147 $277,361 $213,327 $314,865 $248,770 $333,910 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In ve st m en t Ac tiv ity ($ 00 0s )

Investor Presentation – September 202412 Active Asset Management Proactive Asset Management Mitigates Risk, Optimizes Accretive Capital Recycling 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Excludes properties sold pursuant to an existing tenant purchase option or properties purchased by the tenant. 5. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. $35,513 $75,522 $37,161 $41,736 $28,496 $30,602 $11,949 $4,783 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 D is po si tio n Ac tiv ity ($ 00 0s )1 Dispositions 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 4Q’23 1Q’24 2Q’24 Realized Gain/(Loss)1,2 11.1% 7.2% (2.1%) (0.9%) (2.3%) 8.2% (20.1%) (49.0%) Cash Cap Rate on Leased Assets3,4 6.2% 6.9% 6.1% 6.2% 6.5% 6.6% 6.5% 7.3% Leased Properties Sold5 12 25 17 14 9 9 6 4 Vacant Properties Sold5 — 1 — 2 1 — 1 2 Rent Coverage Ratio 1.2x 2.1x 2.3x 2.2x 3.6x 3.5x 2.7x 0.5x

Investor Presentation – September 202413 Leasing Summary Consistent Contractual Rent Escalations Generate Dependable Internal Growth Lease Escalation Frequency Lease Escalation Type 1. Based on cash ABR as of June 30, 2024. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 82.2% 1.7% Every 2 years 1.0% 1.5% Every 3 years 0.1% 0.0% Every 4 years 0.1% 1.0% Every 5 years 13.3% 1.8% Other escalation frequencies 2.2% 1.1% Flat 1.1% 0.0% Total / Weighted Average 100.0% 1.7% Contractual Fixed 96.8% CPI 2.1% Flat 1.1%

Investor Presentation – September 202414 Same-Store Rent Growth Alignment with Average Contractual Rent Bumps is an Indicator of Limited Credit Loss Experience Same-Store Portfolio Performance1 Trailing 4 Qtr. Avg. Same-Store Rent Growth1 Contractual Cash Rent ($000s) 2 % Type of Business 2Q’23 2Q’24 Change Service $ 59,082 $ 59,897 1.4% Experience 9,041 9,149 1.2% Retail 2,812 2,833 0.8% Industrial 2,650 2,699 1.9% Total Same-Store Rent $ 73,585 $ 74,578 1.4% Same Store % of Total Portfolio 72% 1.2% 1.5% 1.5% 1.4% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 3Q'23 4Q'23 1Q'24 2Q'24 1. All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is April 1, 2023 through June 30, 2024. The same-store portfolio for 2Q’24 is comprised of 1,588 properties and represents 72% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at June 30, 2024. 2. The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of June 30, 2024; excludes (i) percentage rent that is subject to sales breakpoints per the lease and (ii) redevelopment properties in a free rent period.

Investor Presentation – September 202415 Tenant Financial Reporting Requirements1 % of Cash ABR by Unit-Level Coverage Tranche1,2 Unit-Level Coverage by Lease Expiration1Unit-Level Coverage by Tenant Credit3 Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.9% Corporate-Level Financial Reporting 98.9% Both Unit-Level and Corporate-Level Financial Information 98.4% No Financial Information 0.6% Disciplined Underwriting Leading to Healthy Portfolio Metrics Virtually 100% Unit-Level Reporting Provides Timely Visibility into Tenant Health and Expansive Intellectual Capital Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of June 30, 2024 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% C C C + B- B B+ BB - BB BB + BB B- BB B BB B+ A- A A+ AA - % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 20 24 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 20 37 20 38 20 39 Th er ea fte r % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR Expiring through 2028: 4.1% of ABR, 3.3x coverage 38.4% ≥ 2.00x: 72.6% Not Reported: 1.3% 1.50x to 1.99x: 13.0% 1.00x to 1.49x: 8.7% < 1.00x: 4.4% Rent Coverage Ratio (x) Rent Coverage Ratio (x)

Leverage & Liquidity

Investor Presentation – September 202417 $600 $430 $400 $450 $450 $400 0 100 200 300 400 500 600 2024 2025 2026 2027 2028 2029 2030 2031 M at ur in g Pr in ci ap l B al an ce ($ m m ) Revolving Credit Facility Availability 2027 Term Loan 2028 Term Loan 2029 Term Loan 2030 Term Loan Public Unsecured Bonds 4.4x 4.5x 4.1x 4.2x 3.7x 4.0x 4.1x 4.6x 3.8x 1 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 'PF Measure Actual3 Aggregate Debt <=60% 35% Debt Service >=1.50x 4.1x Maintenance of Total Unencumbered Assets >=150% 289% Secured Debt <=40% 0% Conservative and Flexible Debt Structure Investment Grade Balance Sheet with Strong Credit Profile Minimal Near-Term Debt Maturities1 • Well-Laddered Maturities1: Weighted avg. maturity 4.7 yrs • Low-Cost Debt Structure1: Weighted avg. interest rate 4.1% (100% fixed) • Low Leverage1: PF Net Debt / Adjusted EBITDAre 3.8x • High Cash Flow Coverage2: Fixed Charge Coverage 5.9x • 100% Unsecured Balance Sheet: Asset base 100% unencumbered 1. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on June 30, 2024 and to reflect closing and draws of full amount available under 2030 Term Loan. 2. Cash Adjusted EBITDAre divided by cash interest expense for the three months ended June 30, 2024. 3. As of June 30, 2024. (Net Debt as %age of Annualized Adjusted EBITDAre) Consistently Conservative Leverage Consistent Conservative Leverage Position Supporting External Growth Credit Highlights Unsecured Senior Note Covenants

Investor Presentation – September 202418 Consistently Strong Liquidity to Fund Growth ($mm) Strong Liquidity to Drive Leading AFFO/sh Growth $698mm of Liquidity1 and Balance Sheet Capacity to Support External Growth Aspirations ($mm) 2Q’24 Pro Forma 2Q’241 Cash $ 24.5 $ 548.2 Unused Revolver Capacity 355.0 600.0 Forward Equity - Unsettled 318.7 0.0 Total Available Liquidity $ 698.2 $ 1,148.2 1. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on June 30, 2024 and to reflect closing and draws of full amount available under 2030 Term Loan.. Strong Liquidity to Near-Term Investment Opportunities $894 $694 $775 $634 $990 $780 $863 $698 $1,148 -$100 $100 $300 $500 $700 $900 $1,100 $1,300 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 PF Total Liquidity Investment Volume

Peer Comparison

Investor Presentation – September 202420 Differentiated Net Lease Investment Opportunity Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers Strong Unit-Level Coverage3 & Transparency Service-Oriented & Experience-Based Industries Limited Intermediate-Term Lease Maturities   Source: Public filings and press releases. Note: Data based on reported filings for period ending June 30, 2024, not adjusted for post quarter-end subsequent events. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. 1. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. 2. Investment value includes land and improvements, building and improvements, lease incentives, CIP, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost. 3. EPRT, GTY, and O coverage based on four-wall. (% of ABR) (% of Rent Expiring through 2026) Less Reliance on Top 10 Tenancy – Fungible Properties  (% of ABR) 6 Total Number of Tenant Industries1 16 4 37 89 53 32 19 26 67% % Unit-Level Financial Reporting 95% NR 94% NR NR99% NR NR $2.9 Average Investment Per Property ($mm)2 $12.8 $6.6 $4.1 $3.0 $3.4 $3.5 $2.8 $1.9 14.1 Weighted Average Lease Term (# of Years) 9.5 7.4 10.4 8.1 9.2 10.0 12.0 9.6 2% 4% 6% 6% 7% 9% 9% 9% 10% 98% 93% 89% 71% 38% 34% 28% 23% 18% 4.9x 3.7x 3.3x 2.9x 2.6x NR NR NR NR 68% 66% 51% 37% 32% 24% 20% 20% 19%

Investor Presentation – September 202421 Source: Public filings, FactSet and S&P Capital IQ. Note: Market data as of September 5, 2024. Data based on reported filings for period ending June 30, 2024, not adjusted for post quarter-end subsequent events. 1. 2024E AFFO per share multiple calculated using current price per share and FactSet mean 2024E AFFO per share estimates. 2. 2024E AFFO per share growth is calculated using FactSet mean 2024E AFFO per share estimates and 2023A AFFO per share. 3. During 2023, WPC spun-off NLOP. Year-over-year growth not comparable. Consensus WPC RemainCo2023E AFFO estimate not available. 4. Companies may define annualized adjusted EBITDAre differently, accordingly, data for these companies and EPRT may not be comparable. 2024E AFFO per Share Multiple1 2024E AFFO per Share Growth2 Relative Valuation, Growth and Leverage Compelling Valuation, Projected AFFO/sh Growth Relative to Net Lease Peers, and Conservative Leverage Net Debt + Preferred / EBITDAre (Net Debt plus Preferred-to-Annualized Adjusted EBITDAre4) 3 18.4x 18.1x 16.7x 14.9x 14.3x 13.7x 13.3x 12.9x 12.8x 5.7% 4.8% 4.7% 3.6% 3.3% 3.2% 3.1% 1.2% NA 3.4x 3.8x 4.4x 4.9x 5.1x 5.2x 5.5x 5.5x 5.7x

Commitment to ESG

Investor Presentation – September 202423 Governance  Leading governance practices, Board accountability, strong board diversity, required minimum stock ownership, published compensation clawback policy, and no hedging or pledging  Industry recognized investor engagement and disclosure practices Environmental, Social and Governance Strong Governance, Innovative Approach to Sustainability, Commitment to Diversity, Equity & Inclusion Environmental Social Implementing sustainability upgrades at our properties to positively impact our tenants’ profitability and prospects for success  Providing dynamic work environment, rewarding work experience and career development for our team  Providing positive work environment, valuing equal opportunity and fair employment practices  Strive to offer our employees attractive and equitable compensation and healthy work/life balance  Providing our employees with outlets to pursue professional development and civic engagement 25% Racial/Ethnic Diversity 40% Women 30% Women 20% Racial/Ethnic Diversity Total Company Non-Executive Management 99%1 Green Leases 1. Measured by number of properties acquired 2020-2023 Champion of Board Diversity Avg. Tenure 4.8 yrs. 6 Independent Directors 43% Women 14% Racial/Ethnic Diversity Green Leases in 202386% Independent Low Tenure Strong Diversity 2023 Silver Winner of Investor CARE Award Is now our standard lease form and it provides us with contractual rights to install sustainability improvements at our properties and receive annual utility billing/usage data. The EPRT Green Lease 2023 Corporate Board Gender Diversity Award

Financials

Investor Presentation – September 202425 Financial Summary – 2Q’24 Consolidated Statements of Operations 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $96, $144, $334 and $320 for the three and six months ended June 30, 2024 and 2023, respectively. 2. Includes reimbursable income or reimbursable expenses from the Company’s tenants of $613, $750, $1,161 and $1,341 for the three and six months ended June 30, 2024 and 2023, respectively. Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2024 2023 2024 2023 (unaudited) (unaudited) (unaudited) (unaudited) Revenues: Rental revenue1,2 $ 104,369 $ 81,819 $ 202,880 $ 159,991 Interest on loans and direct financing lease receivables 4,858 4,534 9,598 8,981 Other revenue, net 41 163 292 1,232 Total revenues 109,268 86,516 212,770 170,204 Expenses: General and administrative 8,710 7,585 18,068 16,169 Property expenses2 1,155 1,144 2,148 1,987 Depreciation and amortization 29,927 24,742 58,453 48,567 Provision for impairment of real estate 2,812 802 6,564 1,479 Change in provision for loan losses 1 8 3 (22) Total expenses 42,605 34,281 85,236 68,180 Other operating income: Gain on dispositions of real estate, net 134 12,547 1,645 17,461 Income from operations 66,797 64,782 129,179 119,485 Other (expense)/income: Interest expense (17,361) (12,071) (32,958) (24,204) Interest income 847 448 1,340 1,086 Other income 1,548 — 1,548 — Income before income tax expense 51,831 53,159 99,109 96,367 Income tax expense 155 159 311 311 Net income 51,676 53,000 98,798 96,056 Net income attributable to non-controlling interests (159) (198) (307) (358) Net income attributable to stockholders $ 51,517 $ 52,802 $ 98,491 $ 95,698 Basic weighted-average shares outstanding 175,391,270 150,492,454 171,304,986 147,466,087 Basic net income per share $ 0.29 $ 0.35 $ 0.57 $ 0.65 Diluted weighted-average shares outstanding 177,583,989 151,522,350 173,219,295 148,776,458 Diluted net income per share $ 0.29 $ 0.35 $ 0.57 $ 0.64

Investor Presentation – September 202426 Financial Summary – 2Q’24 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 1. During the three and six months ended June 30, 2023, includes $0.2 million of severance expense and accelerated non-cash compensation expense; during the six months ended June 30, 2023, includes $0.9 million of insurance recovery income related to two properties. 2. Calculations exclude $118, $102, $234 and $203 from the numerator for the three and six months ended June 30, 2024 and 2023, respectively, related to dividends paid on unvested restricted stock awards and restricted stock units. Three Months Ended June 30, Six Months Ended June 30, (unaudited, in thousands except per share amounts) 2024 2023 2024 2023 Net income $ 51,676 $ 53,000 $ 98,798 $ 96,056 Depreciation and amortization of real estate 29,887 24,717 58,372 48,515 Provision for impairment of real estate 2,812 802 6,564 1,479 Gain on dispositions of real estate, net (134) (12,547) (1,645) (17,461) Funds from Operations 84,241 65,972 162,089 128,589 Non-core expense (income)1 — 172 — (704) Core Funds from Operations 84,241 66,144 162,089 127,885 Adjustments: Straight-line rental revenue, net (10,180) (6,710) (20,159) (13,548) Non-cash interest 934 615 1,884 1,434 Non-cash compensation expense 2,642 2,157 5,587 4,878 Other amortization expense 257 254 475 535 Other non-cash charges 568 2 561 (33) Capitalized interest expense (1,345) (582) (2,203) (1,015) Adjusted Funds from Operations $ 77,117 $ 61,880 $ 148,234 $ 120,136 Net income per share2: Basic $ 0.29 $ 0.35 $ 0.57 $ 0.65 Diluted $ 0.29 $ 0.35 $ 0.57 $ 0.64 FFO per share2: Basic $ 0.48 $ 0.44 $ 0.94 $ 0.87 Diluted $ 0.47 $ 0.43 $ 0.93 $ 0.86 Core FFO per share2: Basic $ 0.48 $ 0.44 $ 0.94 $ 0.86 Diluted $ 0.47 $ 0.44 $ 0.93 $ 0.86 AFFO per share2: Basic $ 0.44 $ 0.41 $ 0.86 $ 0.81 Diluted $ 0.43 $ 0.41 $ 0.85 $ 0.81

Investor Presentation – September 202427 Financial Summary – 2Q’24 Consolidated Balance Sheets (in thousands, except share and per share amounts) June 30, 2024 December 31, 2023 ASSETS (unaudited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 1,730,117 $ 1,542,302 Building and improvements 3,162,052 2,938,012 Lease incentive 17,918 17,890 Construction in progress 169,844 96,524 Intangible lease assets 87,734 89,209 Total real estate investments, at cost 5,167,665 4,683,937 Less: accumulated depreciation and amortization (421,486) (367,133) Total real estate investments, net 4,746,179 4,316,804 Loans and direct financing lease receivables, net 294,982 223,854 Real estate investments held for sale, net 8,677 7,455 Net investments 5,049,838 4,548,113 Cash and cash equivalents 23,557 39,807 Restricted cash 935 9,156 Straight-line rent receivable, net 127,210 107,545 Derivative assets 36,049 30,980 Rent receivables, prepaid expenses and other assets, net 29,608 32,660 Total assets $ 5,267,197 $ 4,768,261 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 1,273,958 $ 1,272,772 Senior unsecured notes, net 396,125 395,846 Revolving credit facility 245,000 — Intangible lease liabilities, net 10,762 11,206 Dividend payable 51,124 47,182 Derivative liabilities 7,018 23,005 Accrued liabilities and other payables 30,939 31,248 Total liabilities 2,014,926 1,781,259 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 6/30/24 and 12/31/23 — — Common stock, $0.01 par value; 500,000,000 authorized; 175,330,314 and 164,635,150 issued and outstanding as of 6/30/24 and 12/31/23, respectively 1,753 1,646 Additional paid-in capital 3,328,082 3,078,459 Distributions in excess of cumulative earnings (111,373) (105,545) Accumulated other comprehensive income 25,336 4,019 Total stockholders' equity 3,243,798 2,978,579 Non-controlling interests 8,473 8,423 Total equity 3,252,271 2,987,002 Total liabilities and equity $ 5,267,197 4,768,261

Investor Presentation – September 202428 Financial Summary – 2Q’24 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. Adjustment made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments completed during the three months ended June 30, 2024 had occurred on April 1, 2024. 2. Adjustment is made to i) exclude non-core adjustments made in computing Core FFO, ii) exclude changes in our provision for credit losses and iii) eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes lease termination or loan prepayment fees and contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease, if any. Three Months Ended (unaudited, in thousands) June 30, 2024 Net income $ 51,676 Depreciation and amortization 29,927 Interest expense 17,361 Interest income (847) Income tax expense 155 EBITDA 98,272 Provision for impairment of real estate 2,812 Gain on dispositions of real estate, net (134) EBITDAre 100,950 Adjustment for current quarter re-leasing, acquisition and disposition activity1 5,446 Adjustment to exclude other non-core and non-recurring activity2 (2,196) Adjustment to exclude termination/prepayment fees and certain percentage rent3 (19) Adjusted EBITDAre - Current Estimated Run Rate 104,181 General and administrative 8,822 Adjusted net operating income ("NOI") 113,003 Straight-line rental revenue, net1 (10,697) Other amortization expense 257 Adjusted Cash NOI $ 102,563 Annualized EBITDAre $ 403,800 Annualized Adjusted EBITDAre $ 416,724 Annualized Adjusted NOI $ 452,012 Annualized Adjusted Cash NOI $ 410,252

Investor Presentation – September 202429 Financial Summary – 2Q’24 Market Capitalization, Debt Summary and Leverage Metrics 1. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps, applicable margin of 85bps (for 2027 and 2028 Term Loans) or 95bps (for 2029 Term Loan) and SOFR premium of 10bps. 2. Weighted average maturity calculation is made after giving effect to extension options exercisable at our election. 3. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps and SOFR premium of 10bps. 4. Common stock and OP units as of June 30, 2024, based on 175,330,314 common shares outstanding and 553,847 OP units held by non-controlling interests. 5. Pro forma adjustments have been made to reflect the unsettled portion of shares sold on a forward basis through our March 2024 follow-on offering and through our ATM Program as if they had been physically settled on June 30, 2024. (dollars in thousands, except share and per share amounts) June 30, 2024 Rate Wtd. Avg. Maturity Unsecured debt: February 2027 term loan1 $ 430,000 2.4% 2.6 years January 2028 term loan1 400,000 4.6% 3.6 years February 2029 term loan1,2 450,000 5.4% 4.7 years Senior unsecured notes due July 2031 400,000 3.1% 7.0 years Revolving credit facility3 245,000 6.2% 1.6 years Total unsecured debt 1,925,000 4.2% 4.1 years Gross debt 1,925,000 Less: cash & cash equivalents (23,557) Less: restricted cash available for future investment (935) Net debt 1,900,508 Equity: Preferred stock — Common stock and OP units (175,884,161 shares @ $27.71/share as of 6/30/24)4 4,873,750 Total equity 4,873,750 Total enterprise value ("TEV") $ 6,774,258 Pro forma adjustments to Net Debt and TEV:5 Net debt $ 1,900,508 Less: Unsettled forward equity (12,876,300 shares @ $24.75/share as of 6/30/24) (318,660) Pro forma net debt 1,581,848 Total equity 4,873,750 Common stock — unsettled forward equity (12,876,300 shares @ $27.71/share as of 6/30/24) 356,802 Pro forma TEV $ 6,812,400 Gross Debt / Undepreciated Gross Assets 33.8% Net Debt / TEV 28.1% Net Debt / Annualized Adjusted EBITDAre 4.6x Pro Forma Gross Debt / Undepreciated Gross Assets 32.0% Pro Forma Net Debt / Pro Forma TEV 23.2% Pro Forma Net Debt / Annualized Adjusted EBITDAre 3.8x

Glossary

Investor Presentation – September 202431 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – September 202432 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – September 202433 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination or loan prepayment fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property.